2021 FOURTH QUARTER Conference Call 888-346-0688 | ID – EastGroup February 9, 2022 11:00 a.m. Eastern Time webcast available at EastGroup.net Supplemental Information 400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 | EastGroup.net December 31, 2021

Page 2 of 24 Table of Contents Financial Information: Consolidated Balance Sheets ..................................................................................... 3 Consolidated Statements of Income and Comprehensive Income ............................ 4 Reconciliations of GAAP to Non-GAAP Measures .................................................. 5 Consolidated Statements of Cash Flows.................................................................... 7 Same Property Portfolio Analysis ............................................................................. 8 Additional Financial Information .............................................................................. 9 Financial Statistics ..................................................................................................... 10 Capital Deployment: Development and Value-Add Properties Summary .................................................. 11 Development and Value-Add Properties Transferred to Real Estate Properties ....... 12 Acquisitions and Dispositions ................................................................................... 13 Real Estate Improvements and Leasing Costs ........................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ............................................................. 15 Core Market Operating Statistics............................................................................... 16 Lease Expiration Summary ........................................................................................ 17 Top 10 Customers by Annualized Base Rent ............................................................ 18 Capitalization: Debt and Equity Market Capitalization ..................................................................... 19 Continuous Common Equity Program....................................................................... 20 Debt-to-EBITDAre Ratios ......................................................................................... 21 Other Information: Outlook for 2022 ........................................................................................................ 22 Glossary of REIT Terms ............................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects” or “plans” and variations of such words or similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the Company’s current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; the duration and extent of the impact of the coronavirus (“COVID-19”) pandemic, including as a result of any COVID-19 variants or as affected by the efficacy of COVID-19 vaccines on our business operations or the business operations of our tenants (including their ability to timely make rent payments) and the economy generally; disruption in supply and delivery chains; the general level of interest rates and ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the significant uncertainty as to when and the conditions under which current or potential tenants will be able to operate physical locations in the future; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws or REIT or corporate income tax laws, and potential increases in real property tax rates; our ability to maintain our qualification as a REIT; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections; natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes; pandemics, epidemics or other public health emergencies, such as the outbreak of COVID-19; the terms of governmental regulations that affect us and interpretations of those regulations, including the costs of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates; credit risk in the event of non- performance by the counterparties to our interest rate swaps; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to retain key personnel; the consequences of future terrorist attacks or civil unrest; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and in its subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2022, whether as a result of new information, future events or otherwise.

Page 3 of 24 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) December 31, 2021 December 31, 2020 ASSETS Real estate properties 3,546,711$ 3,159,497 Development and value-add properties 504,614 359,588 4,051,325 3,519,085 Less accumulated depreciation (1,035,617) (955,328) 3,015,708 2,563,757 Real estate assets held for sale 5,695 - Unconsolidated investment 7,320 7,446 Cash 4,393 21 Other assets 182,220 149,579 TOTAL ASSETS 3,215,336$ 2,720,803 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs 207,066$ 124,194 Unsecured debt, net of debt issuance costs 1,242,570 1,107,708 Secured debt, net of debt issuance costs 2,142 78,993 Accounts payable and accrued expenses 109,760 69,573 Other liabilities 82,338 69,817 Total Liabilities 1,643,876 1,450,285 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 41,268,846 shares issued and outstanding at December 31, 2021 and 39,676,828 at December 31, 2020 4 4 Excess shares; $0.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 1,886,820 1,610,053 Distributions in excess of earnings (318,056) (329,667) Accumulated other comprehensive income (loss) 1,302 (10,752) Total Stockholders' Equity 1,570,070 1,269,638 Noncontrolling interest in joint ventures 1,390 880 Total Equity 1,571,460 1,270,518 TOTAL LIABILITIES AND EQUITY 3,215,336$ 2,720,803

EASTGROUP PROPERTIES

Consolidated Statements of Income and Comprehensive Income

(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2021	2020	2021	2020
REVENUES				
Income from real estate operations	$ 107,349	92,592	409,412	362,669
Other revenue	23	76	63	354
	107,372	92,668	409,475	363,023
EXPENSES				
Expenses from real estate operations	29,557	25,863	115,078	103,368
Depreciation and amortization	33,174	30,686	127,099	116,359
General and administrative	3,623	3,384	15,704	14,404
Indirect leasing costs	103	139	700	661
	66,457	60,072	258,581	234,792
OTHER INCOME (EXPENSE)				
Interest expense	(8,072)	(8,777)	(32,945)	(33,927)
Gain on sales of real estate investments	38,859	13,145	38,859	13,145
Other	209	231	830	942
NET INCOME	71,911	37,195	157,638	108,391
Net income attributable to noncontrolling interest in joint ventures	(22)	(14)	(81)	(28)
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	71,889	37,181	157,557	108,363
Other comprehensive income (loss) - interest rate swaps	3,778	2,693	12,054	(13,559)
TOTAL COMPREHENSIVE INCOME	$ 75,667	39,874	169,611	94,804
BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.76	0.94	3.91	2.77
Weighted average shares outstanding	40,844	39,507	40,255	39,185
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.75	0.94	3.90	2.76
Weighted average shares outstanding	41,011	39,653	40,377	39,296

Page 4 of 24

Page 5 of 24 Reconciliations of GAAP to Non-GAAP Measures (In thousands, except per share data) (Unaudited) 2021 2020 2021 2020 NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 71,889$ 37,181 157,557 108,363 Depreciation and amortization 33,174 30,686 127,099 116,359 Company's share of depreciation from unconsolidated investment 34 34 136 137 Depreciation and amortization from noncontrolling interest - (28) - (142) Gain on sales of real estate investments (38,859) (13,145) (38,859) (13,145) FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS 66,238$ 54,728 245,933 211,572 NET INCOME 71,911$ 37,195 157,638 108,391 Interest expense (1) 8,072 8,777 32,945 33,927 Depreciation and amortization 33,174 30,686 127,099 116,359 Company's share of depreciation from unconsolidated investment 34 34 136 137 EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA") 113,191 76,692 317,818 258,814 Gain on sales of real estate investments (38,859) (13,145) (38,859) (13,145) EBITDA FOR REAL ESTATE ("EBITDAre") 74,332$ 63,547 278,959 245,669 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.75$ 0.94 3.90 2.76 FFO attributable to common stockholders 1.62$ 1.38 6.09 5.38 Weighted average shares outstanding for EPS and FFO purposes 41,011 39,653 40,377 39,296 December 31, (1) Net of capitalized interest of $2,342 and $2,089 for the three months ended December 31, 2021 and 2020, respectively; and $9,028 and $9,651 for the twelve months ended December 31, 2021 and 2020, respectively. Three Months Ended December 31, Twelve Months Ended

Page 6 of 24 Reconciliations of GAAP to Non-GAAP Measures (Continued) (In thousands) (Unaudited) 2021 2020 2021 2020 NET INCOME 71,911$ 37,195 157,638 108,391 Gain on sales of real estate investments (38,859) (13,145) (38,859) (13,145) Interest income - (15) (6) (101) Other revenue (23) (76) (63) (354) Indirect leasing costs 103 139 700 661 Depreciation and amortization 33,174 30,686 127,099 116,359 Company's share of depreciation from unconsolidated investment 34 34 136 137 Interest expense (1) 8,072 8,777 32,945 33,927 General and administrative expense (2) 3,623 3,384 15,704 14,404 Noncontrolling interest in PNOI of consolidated joint ventures (15) (41) (61) (171) PROPERTY NET OPERATING INCOME ("PNOI") 78,020 66,938 295,233 260,108 PNOI from 2020 and 2021 acquisitions (2,208) (191) (5,111) (492) PNOI from 2020 and 2021 development and value-add properties (8,471) (4,342) (26,970) (12,552) PNOI from 2020 and 2021 operating property dispositions (169) (668) (1,518) (2,691) Other PNOI 57 87 233 256 SAME PNOI (Straight-Line Basis) 67,229 61,824 261,867 244,629 Net lease termination fee income from same properties (464) (48) (1,411) (709) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis) 66,765 61,776 260,456 243,920 Straight-line rent adjustments for same properties (1,060) 197 (3,685) (324) Acquired leases — market rent adjustment amortization for same properties (115) (315) (640) (1,375) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis) 65,590$ 61,658 256,131 242,221 Twelve Months Ended December 31, December 31, (1) Net of capitalized interest of $2,342 and $2,089 for the three months ended December 31, 2021 and 2020, respectively; and $9,028 and $9,651 for the twelve months ended December 31, 2021 and 2020, respectively. (2) Net of capitalized development costs of $2,402 and $1,637 for the three months ended December 31, 2021 and 2020, respectively; and $7,713 and $6,689 for the twelve months ended December 31, 2021 and 2020, respectively. Three Months Ended

Page 7 of 24 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2021 2020 OPERATING ACTIVITIES Net income 157,638$ 108,391 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 127,099 116,359 Stock-based compensation expense 7,511 6,579 Gain on sales of real estate investments (38,859) (13,145) Gain on casualties and involuntary conversion on real estate assets - (161) Changes in operating assets and liabilities: Accrued income and other assets (11,572) (4,615) Accounts payable, accrued expenses and prepaid rent 13,298 (18,851) Other 1,377 1,728 NET CASH PROVIDED BY OPERATING ACTIVITIES 256,492 196,285 INVESTING ACTIVITIES Development and value-add properties (418,855) (195,446) Purchases of real estate (108,149) (49,199) Real estate improvements (36,665) (33,131) Net proceeds from sales of real estate investments 44,260 21,565 Leasing commissions (33,301) (17,516) Proceeds from casualties and involuntary conversion on real estate assets - 242 Repayments on mortgage loans receivable - 1,679 Changes in accrued development costs 21,678 (5,339) Changes in other assets and other liabilities 1,769 (11,111) NET CASH USED IN INVESTING ACTIVITIES (529,263) (288,256) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 625,520 625,387 Repayments on unsecured bank credit facilities (541,310) (613,097) Proceeds from unsecured debt 175,000 275,000 Repayments on unsecured debt (40,000) (105,000) Repayments on secured debt (76,920) (54,306) Debt issuance costs (2,678) (1,090) Distributions paid to stockholders (not including dividends accrued) (131,759) (119,765) Proceeds from common stock offerings 273,097 90,721 Other (3,807) (6,082) NET CASH PROVIDED BY FINANCING ACTIVITIES 277,143 91,768 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS 4,372 (203) CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR 21 224 CASH AND CASH EQUIVALENTS AT END OF YEAR 4,393$ 21 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $9,028 and $9,651 for 2021 and 2020, respectively 31,658$ 32,362 Cash paid for operating lease liabilities 1,707 1,476 NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets 13,056$ 495 Twelve Months Ended December 31,

EASTGROUP PROPERTIES

Same Property Portfolio Analysis
(In thousands)
(Unaudited)

	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020	% Change	Twelve Months Ended December 31, 2021	Twelve Months Ended December 31, 2020	% Change
Same Property Portfolio [1]						
Square feet as of period end	41,020	41,020		41,020	41,020	
Average occupancy	98.0%	97.5%	0.5%	97.6%	97.0%	0.6%
Occupancy as of period end	98.1%	97.8%	0.3%	98.1%	97.8%	0.3%
Same Property Portfolio Analysis (Cash Basis) [1]						
Income from real estate operations	$ 92,178	85,961	7.2%	$ 360,879	340,637	5.9%
Less cash received for lease terminations	(544)	(61)		(1,631)	(769)	
Income excluding lease termination income	91,634	85,900	6.7%	359,248	339,868	5.7%
Expenses from real estate operations	(26,044)	(24,242)	7.4%	(103,117)	(97,647)	5.6%
PNOI excluding income from lease terminations	$ 65,590	61,658	6.4%	$ 256,131	242,221	5.7%
Same Property Portfolio Analysis (Straight-Line Basis) [1]						
Income from real estate operations	$ 93,273	86,066	8.4%	$ 364,984	342,276	6.6%
Less cash received for lease terminations	(544)	(61)		(1,631)	(769)	
Add straight-line rent write-offs for lease terminations	80	13		220	60	
Income excluding lease termination income	92,809	86,018	7.9%	363,573	341,567	6.4%
Expenses from real estate operations	(26,044)	(24,242)	7.4%	(103,117)	(97,647)	5.6%
PNOI excluding income from lease terminations	$ 66,765	61,776	8.1%	$ 260,456	243,920	6.8%

[1] Includes properties which were included in the operating portfolio for the entire period of 1/1/20 through 12/31/21.

Page 8 of 24

EASTGROUP PROPERTIES

Additional Financial Information
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2021	2020	2021	2020
SELECTED INCOME STATEMENT INFORMATION	*(Items below represent increases or (decreases) in FFO)*			
Straight-line rent income adjustment	$ 2,187	1,154	8,698	4,888
Recoveries (reserves) for uncollectible straight-line rent	73	(774)	518	(1,795)
Net straight-line rent adjustment	2,260	380	9,216	3,093
Cash received for lease terminations	544	61	1,631	769
Less straight-line rent write-offs	(80)	(13)	(220)	(60)
Net lease termination fee income	464	48	1,411	709
Recoveries (reserves) for uncollectible cash rent	56	(323)	(43)	(968)
Stock-based compensation expense	(1,671)	(1,546)	(7,511)	(6,579)
Debt issuance costs amortization	(334)	(373)	(1,296)	(1,418)
Indirect leasing costs	(103)	(139)	(700)	(661)
Gain on casualties and involuntary conversion [1]	-	-	-	161
Acquired leases - market rent adjustment amortization	344	368	1,048	1,432

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2021	2020	2021	2020
WEIGHTED AVERAGE COMMON SHARES				
Weighted average common shares	40,844	39,507	40,255	39,185
BASIC SHARES FOR EARNINGS PER SHARE ("EPS")	40,844	39,507	40,255	39,185
Potential common shares:				
Unvested restricted stock	167	146	122	111
DILUTED SHARES FOR EPS AND FFO	41,011	39,653	40,377	39,296

[1] Included in *Other revenue* on the Consolidated Statements of Income and Comprehensive Income; included in FFO.

Page 9 of 24

EASTGROUP PROPERTIES

Financial Statistics
($ in thousands, except per share data)
(Unaudited)

		Years Ended				
		2021	2020	2019	2018	2017
ASSETS/MARKET CAPITALIZATION						
Assets	$	3,215,336	2,720,803	2,546,078	2,131,705	1,953,221
Equity Market Capitalization		9,403,107	5,477,783	5,164,306	3,348,269	3,071,927
Total Market Capitalization (Debt and Equity) [(1)]		10,859,473	6,791,879	6,350,438	4,458,037	4,183,620
Shares Outstanding - Common		41,268,846	39,676,828	38,925,953	36,501,356	34,758,167
Price per share	$	227.85	138.06	132.67	91.73	88.38
FFO CHANGE						
FFO per diluted share [(2)]	$	6.09	5.38	4.98	4.66	4.25
Change compared to same period prior year		13.2%	8.0%	6.9%	9.6%	6.3%
COMMON DIVIDEND PAYOUT RATIO						
Dividend distribution	$	3.58	3.08	2.94	2.72	2.52
FFO per diluted share [(2)]		6.09	5.38	4.98	4.66	4.25
Dividend payout ratio		59%	57%	59%	58%	59%
COMMON DIVIDEND YIELD						
Dividend distribution	$	3.58	3.08	2.94	2.72	2.52
Price per share		227.85	138.06	132.67	91.73	88.38
Dividend yield		1.57%	2.23%	2.22%	2.97%	2.85%
FFO MULTIPLE						
FFO per diluted share [(2)]	$	6.09	5.38	4.98	4.66	4.25
Price per share		227.85	138.06	132.67	91.73	88.38
Multiple		37.41	25.66	26.64	19.68	20.80
INTEREST & FIXED CHARGE COVERAGE RATIO						
EBITDAre	$	278,959	245,669	221,517	200,788	180,214
Interest expense		32,945	33,927	34,463	35,106	34,775
Interest and fixed charge coverage ratio		8.47	7.24	6.43	5.72	5.18
DEBT-TO-EBITDAre RATIO						
Debt	$	1,451,778	1,310,895	1,182,602	1,105,787	1,108,282
EBITDAre		278,959	245,669	221,517	200,788	180,214
Debt-to-EBITDAre ratio		5.20	5.34	5.34	5.51	6.15
Adjusted debt-to-pro forma EBITDAre ratio		3.83	4.43	3.92	4.73	5.45
DEBT-TO-TOTAL MARKET CAPITALIZATION [(1)]		13.4%	19.3%	18.7%	24.9%	26.6%

ISSUER RATINGS [(3)]	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

(1) Before deducting unamortized debt issuance costs.

(2) In connection with the Company's adoption of the Nareit Funds from Operations White Paper - 2018 Restatement, the Company now excludes from FFO the gains and losses on sales of non-operating real estate and assets incidental to the Company's business and therefore, adjusted the prior years' results to conform to the updated definition of FFO.

(3) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

Page 10 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary

($ in thousands)
(Unaudited)

			Costs Incurred			Anticipated		
		Square Feet (SF)	4th Qtr 2021	Cumulative at 12/31/21	Projected Total Costs	Conversion Date [1]	% Leased 2/7/22	
Lease-up								
Access Point 1 [2]	Greenville, SC	156,000	$ 134	12,522	13,300	01/22	100%	
Access Point 2 [2]	Greenville, SC	159,000	329	11,631	13,100	05/22	100%	
Grand Oaks 75 3	Tampa. FL	136,000	151	10,192	12,400	07/22	92%	
Horizon West 2 & 3	Orlando, FL	210,000	626	17,190	19,200	09/22	35%	
Siempre Viva 3-6 [2]	San Diego, CA	547,000	132,688	132,688	135,600	12/22	65%	
Total Lease-up		1,208,000	133,928	184,223	193,600		72%	Wgt Avg %
Lease-Up: Projected Stabilized Yield [3]		**6.0%**						
Under Construction								
Speed Distribution Center	San Diego, CA	519,000	13,852	67,818	88,600	03/22	100%	
SunCoast 12	Fort Myers, FL	79,000	2,075	4,178	8,000	06/22	100%	
CreekView 9 & 10	Dallas, TX	145,000	3,765	11,336	17,200	07/22	100%	
Steele Creek 8	Charlotte, NC	72,000	728	2,728	8,400	08/22	100%	
Basswood 1 & 2	Fort Worth, TX	237,000	3,082	15,229	22,100	02/23	12%	
Gateway 3	Miami, FL	133,000	4,205	13,166	19,100	04/23	0%	
Grand Oaks 75 4	Tampa. FL	185,000	2,692	6,378	17,900	04/23	0%	
Tri-County Crossing 5	San Antonio, TX	105,000	1,926	5,600	10,300	04/23	0%	
Americas Ten 2	El Paso, TX	168,000	5,445	9,100	14,100	05/23	0%	
Grand West Crossing 1	Houston, TX	121,000	5,068	8,869	15,700	05/23	0%	
45 Crossing	Austin, TX	177,000	4,380	17,060	26,200	06/23	83%	
McKinney 3 & 4	Dallas, TX	212,000	5,073	10,438	26,300	06/23	0%	
Ridgeview 3	San Antonio, TX	88,000	3,826	5,804	10,700	06/23	0%	
Tri-County Crossing 6	San Antonio, TX	124,000	1,263	3,782	9,900	06/23	0%	
LakePort 4 & 5	Dallas, TX	177,000	7,938	7,938	22,400	08/23	0%	
I-20 West Business Center	Atlanta, GA	155,000	838	2,964	14,200	10/23	0%	
Total Under Construction		2,697,000	66,156	192,388	331,100		37%	Wgt Avg %
Under Construction: Projected Stabilized Yield [3]		**6.8%**					48%	Wgt Avg %
Development: Projected Stabilized Yield [3]		**6.9%**						
Value-Add: Projected Stabilized Yield [3]		**5.2%**						

Prospective Development	Acres	Projected SF		
Fort Myers, FL	42	543,000	220	8,298
Miami, FL	17	243,000	129	14,331
Orlando, FL	107	1,278,000	803	26,238
Tampa, FL	2	32,000	-	825
Atlanta, GA	64	580,000	5,058	5,058
Jackson, MS	3	28,000	-	706
Charlotte, NC	181	1,387,000	12,443	15,104
Greenville, SC	59	400,000	51	1,736
Austin, TX	22	274,000	6,431	6,431
Dallas, TX [4]	26	172,000	(6,566)	8,398
Fort Worth, TX	50	652,000	195	15,327
Houston, TX	98	1,293,000	6,710	24,833
San Antonio, TX	6	55,000	10	718
Total Prospective Development	677	6,937,000	25,484	128,003
Total Development and Value-Add Properties	677	10,842,000	$ 225,568	504,614

[1] Development properties will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion. Value-add properties will transfer at the earlier of 90% occupancy or one year after acquisition.

[2] These value-add projects were acquired by EastGroup.

[3] Weighted average yield based on estimated annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

[4] Negative amount represents land inventory costs transferred to *Under Construction*.

Page 11 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties

($ in thousands)
(Unaudited)

			Costs Incurred			
		Square Feet (SF)	4th Qtr 2021	Cumulative at 12/31/21	Conversion Date	% Leased 2/7/22
1st Quarter						
Gilbert Crossroads A & B	Phoenix, AZ	140,000	$ 1	16,970	01/21	100%
CreekView 7 & 8	Dallas, TX	137,000	(4)	17,687	03/21	100%
Hurricane Shoals 3	Atlanta, GA	101,000	(2)	10,331	03/21	100%
Northpoint 200 (1)	Atlanta, GA	79,000	(3)	6,890	03/21	100%
Rancho Distribution Center (1)	Los Angeles, CA	162,000	-	27,645	03/21	100%
		619,000	(8)	79,523		
2nd Quarter						
World Houston 44	Houston, TX	134,000	106	9,232	05/21	100%
Gateway 4	Miami, FL	197,000	962	24,724	06/21	100%
Interstate Commons 2 (1)	Phoenix, AZ	142,000	19	12,344	06/21	100%
Settlers Crossing 3 & 4	Austin, TX	173,000	(5)	19,995	06/21	100%
SunCoast 7	Fort Myers, FL	77,000	436	8,575	06/21	100%
Tri-County Crossing 3 & 4	San Antonio, TX	203,000	109	16,175	06/21	100%
		926,000	1,627	91,045		
3rd Quarter						
Cherokee 75 Business Center 2 (1)	Atlanta, GA	105,000	10	9,312	07/21	100%
Northwest Crossing 1-3	Houston, TX	278,000	741	24,747	09/21	81%
		383,000	751	34,059		
4th Quarter						
Ridgeview 1 & 2	San Antonio, TX	226,000	1,435	20,549	10/21	100%
Gilbert Crossroads C & D	Phoenix, AZ	178,000	2,724	23,019	12/21	100%
LakePort 1-3	Dallas, TX	194,000	1,060	24,192	12/21	100%
Steele Creek 10	Charlotte, NC	162,000	287	11,044	12/21	100%
		760,000	5,506	78,804		
Total Transferred to Real Estate Properties		2,688,000	$ 7,876	283,431		
Projected Stabilized Yield (2)		**7.2%**				98% Wgt Avg %

(1) These value-add projects were acquired by EastGroup.

(2) Weighted average yield based on estimated annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 12 of 24

EASTGROUP PROPERTIES

Acquisitions and Dispositions Through December 31, 2021
($ in thousands)
(Unaudited)

ACQUISITIONS

Date	Property Name	Location	Size	Purchase Price [1]	
1st Quarter					
01/15/21	Access Point 1	Greenville, SC	156,000 SF	$ 10,501	[2]
01/21/21	Northpoint 200	Atlanta, GA	79,000 SF	6,516	[3]
2nd Quarter					
05/19/21	Access Point 2	Greenville, SC	159,000 SF	10,743	[2]
06/03/21	Blairs Bridge Phase 2 Land	Atlanta, GA	15.1 Acres	289	
06/10/21	Southpark Distribution Center 2	Phoenix, AZ	79,000 SF	9,177	
06/17/21	Cherokee 75 Business Center 2	Atlanta, GA	105,000 SF	8,837	[3]
3rd Quarter					
07/28/21	45 Crossing Land	Austin, TX	26.8 Acres	10,028	
08/16/21	Hillside Land	Greenville, SC	58.7 Acres	1,593	
08/26/21	DFW Global Logistics Centre	Dallas, TX	611,000 SF	89,829	
09/23/21	Progress Center 3	Atlanta, GA	50,000 SF	5,000	
4th Quarter					
10/12/21	Skyway Logistics Park Land	Charlotte, NC	157.7 Acres	12,038	
10/15/21	Texas Avenue	Austin, TX	20,000 SF	4,143	[4]
11/10/21	Cass White Land	Atlanta, GA	38.0 Acres	2,923	
12/01/21	Siempre Viva Distribution Center 3-6	San Diego, CA	547,000 SF	134,479	[2]
12/01/21	Stonefield 35 Land	Austin, TX	21.7 Acres	6,031	
12/10/21	Springwood Business Park Land	Houston, TX	21.8 Acres	6,208	
12/17/21	Riverside Parkway Land	Atlanta, GA	26.0 Acres	1,955	
Total Acquisitions			1,806,000 SF 365.8 Acres	$ 320,290	

DISPOSITIONS

Date	Property Name	Location	Size	Gross Sales Price	Realized Gain
1st Quarter					
None					
2nd Quarter					
None					
3rd Quarter					
None					
4th Quarter					
11/09/21	Jetport Commerce Park	Tampa, FL	284,000 SF	$ 45,100	38,859 [5]

[1] Represents acquisition price plus closing costs.

[2] Value-add property acquisition; included in *Development and value-add properties* on the Consolidated Balance Sheets.

[3] Value-add property in the development stage at date of purchase; property transferred to *Real estate properties* after becoming at least 90% occupied.

[4] Real estate properties acquisition that includes a 20,000 square foot building on 8.8 acres of land. The building is currently being leased through December 2022; however, once the lease expires, the Company plans to tear down the existing building and re-develop the site.

[5] Included in *Gain on sales of real estate investments* on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

Page 13 of 24

EASTGROUP PROPERTIES

Real Estate Improvements and Leasing Costs
(In thousands)
(Unaudited)

REAL ESTATE IMPROVEMENTS		Three Months Ended December 31, 2021	Three Months Ended December 31, 2020	Twelve Months Ended December 31, 2021	Twelve Months Ended December 31, 2020
Upgrade on acquisitions	$	969	16	1,337	298
Tenant improvements:					
New tenants		5,087	2,941	13,603	11,811
Renewal tenants		1,142	881	3,935	3,284
Other:					
Building improvements		3,119	1,777	8,044	4,962
Roofs		263	3,504	8,007	8,529
Parking lots		700	129	1,570	568
Other		546	243	1,399	803
TOTAL REAL ESTATE IMPROVEMENTS (1)	$	11,826	9,491	37,895	30,255

CAPITALIZED LEASING COSTS (Principally Commissions)

Development and value-add	$	3,352	1,350	12,280	5,223
New tenants		1,762	1,347	10,990	5,732
Renewal tenants		3,615	812	10,111	7,244
TOTAL CAPITALIZED LEASING COSTS (2)(3)	$	8,729	3,509	33,381	18,199

(1) Reconciliation of Total Real Estate Improvements to *Real Estate Improvements* on the Consolidated Statements of Cash Flows:

		Twelve Months Ended December 31, 2021	Twelve Months Ended December 31, 2020
Total Real Estate Improvements	$	37,895	30,255
Change in real estate property payables		(26)	(373)
Change in construction in progress		(1,204)	3,249
Real Estate Improvements on the Consolidated Statements of Cash Flows	$	36,665	33,131

(2) Included in *Other Assets* on the Consolidated Balance Sheets.

(3) Reconciliation of Total Capitalized Leasing Costs to *Leasing Commissions* on the Consolidated Statements of Cash Flows:

		Twelve Months Ended December 31, 2021		Twelve Months Ended December 31, 2020
Total Capitalized Leasing Costs	$	33,381		18,199
Change in leasing commissions payables		(80)		(683)
Leasing Commissions on the Consolidated Statements of Cash Flows	$	33,301	$	17,516

Page 14 of 24

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended December 31, 2021	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	43	694	4.9	34.4%	23.7%	$ 2.61	$ 2.57	$ 5.18
Renewal Leases	53	1,784	5.0	30.2%	15.6%	0.84	2.06	2.90
Total/Weighted Average	**96**	**2,478**	**5.0**	**31.5%**	**18.0%**	**$ 1.33**	**$ 2.20**	**$ 3.53**
					Per Year	**$ 0.27**	**$ 0.44**	**$ 0.71**
Weighted Average Retention [3]	**72.0%**							

Twelve Months Ended December 31, 2021	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement [1]	PSF Leasing Commission [1]	PSF Total Leasing Cost [1]
New Leases [2]	183	3,764	5.7	33.1%	20.6%	$ 3.93	$ 3.08	$ 7.01
Renewal Leases	223	6,025	4.4	29.9%	16.8%	0.89	1.72	2.61
Total/Weighted Average	**406**	**9,789**	**4.9**	**31.2%**	**18.4%**	**$ 2.06**	**$ 2.24**	**$ 4.30**
					Per Year	**$ 0.42**	**$ 0.46**	**$ 0.88**
Weighted Average Retention [3]	**67.6%**							

	12/31/21	09/30/21	06/30/21	03/31/21	12/31/20
Percentage Leased	**98.7%**	**98.8%**	**98.3%**	**98.3%**	**98.0%**
Percentage Occupied	**97.4%**	**97.6%**	**96.8%**	**97.2%**	**97.3%**

(1) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(2) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup.
(3) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).

Page 15 of 24

EASTGROUP PROPERTIES

Core Market Operating Statistics
December 31, 2021
(Unaudited)

	Total Square Feet of Properties	% of Total	Annualized Base Rent [1]	% Leased	% Occupied	Lease Expirations in Square Feet 2022 [2]	Lease Expirations in Square Feet 2023	Same Property PNOI Change (excluding income from lease terminations) QTR Straight-Line Basis	QTR Cash Basis [4]	YTD Straight-Line Basis	YTD Cash Basis [4]	Rental Change New and Renewal Leases [3] QTR Straight-Line Basis	QTR Cash Basis [4]	YTD Straight-Line Basis	YTD Cash Basis [4]
Florida															
Tampa	4,212,000	9.0%	8.3%	97.6%	97.6%	552,000	844,000	5.2%	4.7%	6.6%	6.3%	28.5%	14.5%	25.9%	13.7%
Orlando	3,685,000	7.9%	8.3%	98.4%	98.4%	777,000	483,000	2.6%	3.8%	1.6%	2.4%	33.0%	15.3%	21.9%	10.3%
Jacksonville	2,273,000	4.8%	3.7%	100.0%	95.4%	587,000	414,000	1.0%	1.9%	6.0%	6.5%	21.8%	8.2%	23.7%	12.6%
Miami/Fort Lauderdale	1,656,000	3.5%	4.0%	97.8%	88.2%	82,000	237,000	9.0%	10.6%	3.3%	5.2%	28.8%	21.8%	25.4%	15.4%
Fort Myers	626,000	1.3%	1.7%	100.0%	100.0%	74,000	105,000	1.9%	3.1%	1.7%	4.1%	N/A	N/A	18.2%	6.3%
	12,452,000	**26.5%**	**26.0%**	**98.4%**	**96.3%**	**2,072,000**	**2,083,000**	**4.0%**	**4.6%**	**4.2%**	**4.8%**	**28.6%**	**14.5%**	**24.4%**	**12.8%**
Texas															
Houston	6,208,000	13.2%	12.0%	95.9%	94.6%	828,000	897,000	1.3%	-1.8%	-0.4%	-0.3%	23.5%	14.8%	8.2%	-0.7%
Dallas	4,717,000	10.0%	9.4%	100.0%	98.6%	431,000	645,000	4.6%	3.0%	4.4%	3.9%	33.8%	19.1%	26.8%	15.5%
San Antonio	4,093,000	8.7%	8.8%	98.2%	94.9%	398,000	673,000	5.7%	6.7%	4.3%	4.0%	13.0%	4.3%	14.9%	5.5%
Austin	1,146,000	2.4%	3.1%	99.1%	99.1%	119,000	231,000	2.9%	4.3%	8.0%	11.1%	43.5%	38.6%	36.6%	30.8%
El Paso	957,000	2.0%	1.5%	100.0%	100.0%	118,000	144,000	9.5%	9.1%	9.8%	9.0%	7.3%	0.0%	23.9%	12.2%
Fort Worth	794,000	1.7%	1.6%	100.0%	100.0%	41,000	129,000	6.6%	19.6%	10.2%	14.0%	N/A	N/A	N/A	N/A
	17,915,000	**38.0%**	**36.4%**	**98.1%**	**96.5%**	**1,935,000**	**2,719,000**	**3.7%**	**2.8%**	**3.2%**	**3.3%**	**29.1%**	**17.0%**	**19.3%**	**9.4%**
California															
Los Angeles [5]	2,484,000	5.3%	7.5%	100.0%	100.0%	110,000	164,000	19.2%	25.8%	27.0%	17.6%	27.7%	13.5%	75.9%	51.7%
San Francisco	1,045,000	2.2%	3.4%	100.0%	100.0%	202,000	-	41.6%	44.7%	37.5%	36.7%	N/A	N/A	19.3%	10.7%
San Diego	867,000	1.8%	2.4%	100.0%	100.0%	-	142,000	107.4%	-5.7%	17.6%	-7.3%	68.9%	46.8%	56.2%	40.9%
Fresno	398,000	0.9%	0.6%	97.9%	97.9%	142,000	59,000	11.2%	9.2%	1.4%	2.6%	N/A	N/A	26.0%	13.8%
	4,794,000	**10.2%**	**13.9%**	**99.8%**	**99.8%**	**454,000**	**365,000**	**35.6%**	**23.0%**	**26.2%**	**16.1%**	**57.8%**	**37.7%**	**66.5%**	**45.8%**
Arizona															
Phoenix	3,040,000	6.5%	6.5%	100.0%	100.0%	420,000	500,000	13.9%	10.0%	13.0%	10.4%	44.0%	18.5%	26.9%	10.9%
Tucson	848,000	1.8%	1.7%	100.0%	100.0%	10,000	83,000	2.5%	3.1%	0.6%	-2.3%	N/A	N/A	5.6%	-1.7%
	3,888,000	**8.3%**	**8.2%**	**100.0%**	**100.0%**	**430,000**	**583,000**	**10.8%**	**8.2%**	**9.6%**	**7.1%**	**44.0%**	**18.5%**	**24.7%**	**9.7%**
Other Core															
Charlotte	3,570,000	7.6%	6.3%	99.7%	99.7%	764,000	717,000	5.2%	8.0%	2.0%	4.7%	20.5%	4.8%	18.8%	5.6%
Atlanta	1,312,000	2.8%	2.5%	100.0%	100.0%	91,000	30,000	17.3%	29.1%	16.0%	12.4%	16.4%	8.2%	15.4%	6.4%
Denver	886,000	1.9%	2.2%	95.1%	95.1%	127,000	69,000	-3.4%	-4.8%	-2.4%	0.6%	6.8%	9.5%	15.5%	12.9%
Las Vegas	754,000	1.6%	2.0%	100.0%	93.4%	138,000	182,000	6.1%	-3.2%	2.7%	1.5%	69.9%	52.0%	50.3%	35.7%
	6,522,000	**13.9%**	**13.0%**	**99.2%**	**98.4%**	**1,120,000**	**998,000**	**5.1%**	**6.5%**	**3.0%**	**4.5%**	**29.7%**	**20.1%**	**24.7%**	**14.1%**
Total Core Markets	**45,571,000**	**96.9%**	**97.5%**	**98.7%**	**97.4%**	**6,011,000**	**6,748,000**	**8.7%**	**7.0%**	**7.0%**	**5.9%**	**31.6%**	**18.2%**	**31.6%**	**18.7%**
Total Other Markets	**1,448,000**	**3.1%**	**2.5%**	**99.2%**	**98.8%**	**168,000**	**179,000**	**-12.5%**	**-12.4%**	**-0.9%**	**0.2%**	**19.1%**	**9.8%**	**15.4%**	**4.3%**
Total Operating Properties	**47,019,000**	**100.0%**	**100.0%**	**98.7%**	**97.4%**	**6,179,000**	**6,927,000**	**8.1%**	**6.4%**	**6.8%**	**5.7%**	**31.5%**	**18.0%**	**31.2%**	**18.4%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).
(2) Includes month-to-month leases.
(3) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup.
(4) Excludes straight-line rent adjustments and amortization of above/below market rent intangibles.
(5) Includes the Company's share of its less-than-wholly-owned real estate investments.

Page 16 of 24

EASTGROUP PROPERTIES

Lease Expiration Summary
Total Square Feet of Operating Properties Based On Leases Signed Through December 31, 2021
($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	% of Total SF		Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	612,000	1.3%	$	-	0.0%
2022 [1]	6,179,000	13.1%		42,114	13.7%
2023	6,927,000	14.7%		46,174	15.0%
2024	7,837,000	16.7%		52,363	17.0%
2025	6,348,000	13.5%		44,412	14.4%
2026	7,462,000	15.9%		52,211	16.9%
2027	4,635,000	9.9%		27,410	8.9%
2028	2,415,000	5.1%		16,606	5.4%
2029	1,880,000	4.0%		9,947	3.2%
2030	600,000	1.3%		4,799	1.6%
2031 and beyond	2,124,000	4.5%		11,907	3.9%
TOTAL	47,019,000	100.0%	$	307,943	100.0%

(1) Includes month-to-month leases.

Page 17 of 24

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of December 31, 2021
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio	% of Total Annualized Base Rent [1]
1	**Starship Logistics LLC**	1	Los Angeles, CA	262,000	0.6%	1.0%
2	**FedEx Corp.**	1	Dallas, TX	157,000		
		1	Fort Myers, FL	63,000		
		1	Fort Lauderdale, FL	50,000		
		1	San Diego, CA	51,000		
		1	Jackson, MS	6,000		
					0.7%	0.9%
3	**The Chamberlain Group**	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.8%	0.9%
4	**Amazon**	1	San Diego, CA	191,000		
		1	San Antonio, TX	57,000		
		1	Tucson, AZ	10,000		
					0.5%	0.8%
5	**Novolex Holdings LLC**	1	Los Angeles, CA	286,000	0.6%	0.8%
6	**Essendant Co.**	1	Orlando, FL	404,000	0.9%	0.7%
7	**Mattress Firm**	1	Houston, TX	202,000		
		1	Tampa, FL	109,000		
		1	Jacksonville, FL	49,000		
		1	Fort Myers, FL	25,000		
					0.8%	0.7%
8	**Oceaneering International, Inc.**	3	Orlando, FL	259,000	0.5%	0.6%
9	**Pacific Asiana LLC**	1	Los Angeles, CA	183,000	0.4%	0.6%
10	**Agility**	2	Houston, TX	246,000	0.5%	0.6%
		24		2,971,000	6.3%	7.6%

[1] Calculation: Customer Annualized Base Rent as of 12/31/21 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 18 of 24

EASTGROUP PROPERTIES

Debt and Equity Market Capitalization
December 31, 2021
($ in thousands, except per share data)
(Unaudited)

	2022	2023	2024	2025	2026	2027 and Beyond	Total	Average Years to Maturity
Unsecured debt (fixed rate) [1]	$ 75,000	115,000	120,000	145,000	140,000	650,000	1,245,000	5.6
Weighted average interest rate	*3.03%*	*2.96%*	*3.47%*	*3.12%*	*3.03%*	*3.09%*	*3.11%*	
Secured debt (fixed rate)	115	119	122	128	1,672	-	2,156	4.2
Weighted average interest rate	*3.85%*	*3.85%*	*3.85%*	*3.85%*	*3.85%*	-	*3.85%*	
Total unsecured debt and secured debt	**$ 75,115**	**115,119**	**120,122**	**145,128**	**141,672**	**650,000**	**1,247,156**	5.6
Weighted average interest rate	*3.03%*	*2.96%*	*3.47%*	*3.12%*	*3.04%*	*3.09%*	*3.11%*	

Unsecured debt and secured debt (fixed rate)	$ 1,247,156
Unsecured bank credit facilities (variable rate)	
$50MM Line - 0.876% - matures 7/30/2025	26,210
$425MM Line - 0.875% - matures 7/30/2025	183,000
Total carrying amount of debt	**$ 1,456,366**
Total unamortized debt issuance costs	(4,588)
Total debt, net of unamortized debt issuance costs	**$ 1,451,778**
Equity market capitalization	
Shares outstanding - common	41,268,846
Price per share at quarter end	$ 227.85
Total equity market capitalization	**$ 9,403,107**
Total market capitalization (debt and equity) [2]	**$ 10,859,473**
Total debt / total market capitalization [2]	**13.4%**

(1) *These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps*

(2) *Before deducting unamortized debt issuance costs*

Page 19 of 24

Page 20 of 24 Continuous Common Equity Program Through December 31, 2021 ($ in thousands, except per share data) (Unaudited) Shares Issued and Sold (1) Average Sales Price (Per Share) Gross Proceeds Offering-Related Fees and Expenses Net Proceeds 1st Quarter 317,538 141.72$ 45,000$ (515)$ 44,485$ 2nd Quarter 370,177 162.08 60,000 (682) 59,318 3rd Quarter 278,893 176.45 49,210 (584) 48,626 4th Quarter 584,573 205.28 119,999 (1,273) 118,726 TOTAL 2021 1,551,181 176.77$ 274,209$ (3,054)$ 271,155$ (1) As of February 8, 2022, the Company had common shares with an aggregate gross sales price of $381.9 million authorized and remaining for issuance under its continuous common equity program.

Page 21 of 24 Debt-to-EBITDAre Ratios ($ in thousands) (Unaudited) Quarter Ended Years Ended December 31, December 31, 2021 2021 2020 2019 2018 2017 EBITDAre 74,332$ 278,959$ 245,669 221,517 200,788 180,214 Debt 1,451,778 1,451,778 1,310,895 1,182,602 1,105,787 1,108,282 DEBT-TO-EBITDAre RATIO 4.88 5.20 5.34 5.34 5.51 6.15 EBITDAre 74,332$ 278,959$ 245,669 221,517 200,788 180,214 Adjust for acquisitions as if owned for entire period 5 4,213 1,906 5,590 1,909 859 Adjust for development and value-add properties in lease-up or under construction (517) (700) (1,327) (2,072) (304) (679) Adjust for properties sold during the period (169) (1,517) (1,081) (3,812) (474) (1,031) Pro Forma EBITDAre 73,651$ 280,955$ 245,167 221,223 201,919 179,363 Debt 1,451,778$ 1,451,778$ 1,310,895 1,182,602 1,105,787 1,108,282 Subtract development and value-add properties in lease-up or under construction (376,611) (376,611) (225,964) (315,794) (149,860) (130,505) Adjusted Debt 1,075,167$ 1,075,167$ 1,084,931 866,808 955,927 977,777 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO 3.65 3.83 4.43 3.92 4.73 5.45

Page 22 of 24 Outlook for 2022 (Unaudited) Q1 2022 Y/E 2022 Q1 2022 Y/E 2022 Net income attributable to common stockholders 32,149$ 133,001 34,633 138,829 Depreciation and amortization 33,498 139,946 33,498 139,946 Funds from operations attributable to common stockholders 65,647$ 272,947 68,131 278,775 Diluted shares 41,398 41,635 41,398 41,635 Per share data (diluted): Net income attributable to common stockholders 0.78$ 3.19 0.84 3.33 Funds from operations attributable to common stockholders 1.59 6.56 1.65 6.70 The following assumptions were used for the mid-point: Metrics FFO per share $6.56 - $6.70 $6.09 FFO per share increase over prior year 8.9% 13.2% Same PNOI growth: cash basis (1) 5.1% - 6.1%(2) 5.7% Average month-end occupancy - operating portfolio 96.5% - 97.5% 97.1% Lease termination fee income $1.1 million $1.4 million Recoveries (reserves) for uncollectible rent (Currently no identified bad debts for 2022) ($1.5 million) $475,000 Development starts: Square feet 2.3 million 2.8 million Projected total investment $250 million $341 million Value-add property acquisitions (Projected total investment) $46 million $178 million Operating property acquisitions $30 million $108 million Operating property dispositions (Potential gains on dispositions are not included in the projections) $70 million $45 million Unsecured debt closing in period $375 million at 3.20% weighted average interest rate $175 million at 2.40% weighted average interest rate Common stock issuances $120 million $274 million General and administrative expense $18.3 million $15.7 million Low Range High Range (In thousands, except per share data) Initial Guidance for Year 2022 Actual for Year 2021 (2) Includes properties which have been in the operating portfolio since 1/1/21 and are projected to be in the operating portfolio through 12/31/22; includes 43,346,000 square feet. (1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

Page 23 of 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non- GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Casualties and Involuntary Conversion: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on casualties and involuntary conversion. The Company believes that the exclusion of gain on casualties and involuntary conversion presents a more meaningful comparison of operating performance. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease.

Page 24 of 24 Glossary of REIT Terms (Continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust: A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2020 through December 31, 2021. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% occupied as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property.